Share-Based Compensation	12 Months Ended
Dec. 31, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock Option Plan
Share-Based Compensation
The Park National Corporation 2013 Long-Term Incentive Plan (the "2013 Incentive Plan") was adopted by the Board of Directors of Park on January 28, 2013 and was approved by Park's shareholders at the Annual Meeting of Shareholders on April 22, 2013. The 2013 Incentive Plan makes equity-based awards and cash-based awards available for grant to participants in the form of incentive stock options, nonqualified stock options, stock appreciation rights, restricted common shares, restricted stock unit awards that may be settled in common shares, cash or a combination of the two, unrestricted common shares and cash-based awards. Under the 2013 Incentive Plan, 600,000 common shares are authorized to be issued and delivered in connection with grants under the 2013 Incentive Plan. The common shares to be issued and delivered under the 2013 Incentive Plan may consist of either common shares currently held or common shares subsequently acquired by Park as treasury shares, including common shares purchased in the open market or in private transactions. No awards may be made under the 2013 Incentive Plan after April 22, 2023. At December 31, 2016, 473,725 common shares were available for future grants under the 2013 Incentive Plan.

During 2016, 2015, and 2014, Park granted 9,950, 10,150, and 10,200 common shares, respectively, to directors of Park and to directors of Park's bank subsidiary PNB (and its divisions) under the 2013 Incentive Plan.  The common shares granted to directors were not subjected to a vesting period and resulted in expense of $950,000, $963,000, and $801,000 in 2016, 2015, and 2014, respectively, which is included in Professional fees and services on the Consolidated Statements of Income.

During 2016, 2015 and 2014, the Compensation Committee of the Board of Directors of Park granted awards of an aggregate of 41,550, 23,025 and 21,975, respectively, performance based restricted stock units ("PBRSUs") to certain employees of Park and its subsidiaries. The number of PBRSUs earned or settled will depend on certain performance conditions and are also subject to service based vesting. None of the PBRSUs had vested as of December 31, 2016. As of December 31, 2016, an aggregate of 1,125 PBRSUs had been forfeited.

A summary of changes in Park's nonvested shares for the year ended December 31, 2016 follows:

Shares
Nonvested at January 1, 2016	44,700
Granted	41,550
Vested	—
Forfeited	825
Nonvested at December 31, 2016	85,425

Share-based compensation expense of $1.9 million, $865,000 and $458,000 was recognized for the years ended December 31, 2016, 2015 and 2014, respectively, related to PBRSU awards to employees. The following table details expected additional share-based compensation expense related to PBRSUs currently outstanding:

(In thousands)
2017	$1,193
2018	1,072
2019	491
2020	83
Total	$2,839